UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 23, 2009

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INUVO, INC.

(Exact name of registrant as specified in its charter)

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Nevada	001-32442	87-0450450
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

15550 Lightwave Drive, Third Floor, Clearwater, FL     33760

(Address of principal executive offices)     (Zip Code)

727-324-0046

Registrant's telephone number, including area code

Not Applicable

(Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02

Results of Operations and Financial Condition.

On November 23, 2009 Inuvo, Inc. issued a press release announcing its financial results for the third quarter ended September 30, 2009. A copy of this press release is included as Exhibit 99.1 to this report.

Pursuant to General Instruction B.2 of Form 8-K, the information in this Item 2.02 of Form 8-K, including Exhibit 99.1, is being furnished pursuant to Item 2.02 and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise be subject to the liabilities of that section, nor is it incorporated by reference into any filing of Inuvo, Inc. under the Securities Act of 1933 or the Securities Exchange Act of 1934, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Item 7.01

Regulation FD Disclosure.

As disclosed in Item 2.02 above, on November 23, 2009, Inuvo, Inc. issued a press release, which is attached as Exhibit 99.1 hereto, announcing its financial results for the third quarter ended September 30, 2009. A copy of this press release is included as Exhibit 99.1 to this report.

Pursuant to General Instruction B.2 of Form 8-K, the information in this Item 7.01 of Form 8-K, including Exhibit 99.1, is being furnished pursuant to Item 2.02 and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise be subject to the liabilities of that section, nor is it incorporated by reference into any filing of Inuvo, Inc. under the Securities Act of 1933 or the Securities Exchange Act of 1934, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Item 8.01

Other Events.

On November 20, 2009 Inuvo, Inc. acquired all right, title and interest in and to the website and other assets related to www.zubican.com, a Southern California-based online business community, devoted to connecting business-to-business buyers and sellers, from Zubican, Inc., an unrelated third party. Under the terms of the agreement and as consideration for the purchase Inuvo agreed to pay Zubican, Inc. a royalty equity of 20% of the gross profit of the revenue derived from the zubican.com website for a term of four years.

Item 9.01

Financial Statements and Exhibits.

Exhibit No.	Description
99.1	Press release dated November 23, 2009 regarding third quarter and nine months ended September 30, 2009.
99.2	Press release dated November 23, 2009 regarding acquisition of website.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INUVO, INC.

Date:	November 24, 2009	By:	/s/ GAIL L. BABITT
Gail L. Babitt, Chief Financial Officer

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